Patrick Industries, Inc. Investor Presentation November 2016 NASDAQ: PATK

Forward-Looking Statements This presentation contains certain statements related to future results or states our intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. Further information concerning the Company and its business, including factors that potentially could materially affect the Company’s financial results, is contained in the Company’s filings with the Securities and Exchange Commission. This presentation includes market and industry data, forecasts and valuations that have been obtained from independent consultant reports, publicly available information, various industry publications and other published industry sources. Although we believe these sources are reliable, we have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based. 2

Company Overview

Patrick History

- **1959** — Company founded
- **1961** — Date of Incorporation
- **1968** — Company taken public (NASDAQ)
- **2007** — Acquires Adorn Holdings, Inc. – the largest acquisition in the Company's history (5/07)
- **2007** — Completes $110MM Leverage Based Credit Facility in an 8 bank syndication led by JPMorgan (5/07)
- **2008 / 2009** — Todd Cleveland named President ('08) / CEO ('09)
- **2008** — Company issues shares in private placement and conducts Rights Offering to pay off subordinated debt
- **2010** — Company drives its Organizational Strategic Agenda (OSA) and Customer First Performance Oriented Culture
- **2011** — Raises capital from majority shareholder and completes Refinancing via $50MM ABL Credit Facility led by Wells Fargo to execute on strategic growth and acquisition plans (3/11)
- **2012** — Completes Refinancing $80MM Leverage Based Credit Facility led by Wells Fargo (10/12)
- **2013** — Announces Stock Repurchase Plan (2/13) with increases announced in 2/14 and 2/15; New $50MM Stock Repurchase Plan (1/16)
- **2014**
- **2015** — Completes 3-for-2 common stock split (5/15)
- **2016** — Refinances Credit Facility led by Wells Fargo in various intervals: $125MM (6/14); $165MM (11/14); $185MM (2/15); $250MM (4/15); $300MM (8/15) and $360MM (7/16)
- **2010–2016** — Acquisition Highlights (2010-2016):
  - 29 companies
  - $391MM aggregate purchase price
  - $675MM annualized sales
  - Primarily RV industry-based

PATRICK INDUSTRIES, INC.

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Patrick at a Glance  Founded in 1959 and incorporated in Indiana in 1961  Headquartered in Elkhart, Indiana – the “RV Capital of the World”  Leading national manufacturer and supplier of building and component products to the RV, MH and Industrial markets  Operates over 60 facilities in 16 states  Approximately 4,800 employees  Listed on the NASDAQ under ticker PATK  Acquired 29 companies from 2010 – 2016  $391 million aggregate purchase price  $675 million annualized sales (at time of acquisition)  2016 is focused on continued organic and acquisition growth, and expanding geographical product reach 5

Strong Brands 6

Industries Overview



RV

- 75% of 9M-2016 sales
- Shipment growth 14% 9M-2016

Wall and ceiling panels
Pressed and hardwood doors
Countertops
Fabricated aluminum & FRP products
Wrapped mouldings
Cabinet doors
Electrical, wiring, plumbing
Furniture and mattresses
Fiberglass products
RV painting
Electronics



MH

- 13% of 9M-2016 sales
- Shipment growth 14% 9M-2016

Wall and ceiling panels
Pressed and hardwood doors
Electrical, wiring, plumbing
Cement siding
Drywall & roofing products
Lighting
Wall coverings
Bath & shower surrounds
Trusses



Industrial

- 12% of 9M-2016 sales
- Housing starts growth 4% 9M-2016

- 50% residential housing
- 50% retail & commercial fixtures

Retail & commercial fixtures
Kitchen cabinets
Solid surface countertops
Office & residential furniture

Product Portfolio

Sources: RVIA, MHI, NAHB

PATRICK INDUSTRIES, INC.
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Patrick Facility Profile 8 8

+13% $24 +28% $31 +38% $42  $30 35% $41 +11% $1.49 +29% $1.91 +42% $2.72  $1.95 +37% $2.68 2013 2014 2015 9M-15 9M-16 Earnings Growth Net Income Diluted EPS +36% $595 +24% $736 +25% $920  $672 +34% $898 2013 2014 2015 9M-15 9M-16 Sales Growth Sales Sales & Earnings Growth 9 ($ in millions except per share amounts)  Sales continue to grow and outpace their respective markets, driven by acquisitions, new products and extension growth, and market share gains  Net Income and EPS growth continue to outpace our sales growth driven by the following:  Acquisition related revenue  Increased synergies and efficiencies with acquisitions  Leveraging of fixed costs and managing controllable expenses  Share buyback program

$44 $66 $91 $119 $152 $13 $27 $41 $51 $70 10.9% 11.8% 13.5% 14.4% 15.5% 15.7% 15.2% 15.0% 15.0% 15.2% 15.1% 15.3% 15.4% 15.7% 16.0% 16.1% 16.1% 16.2% 16.3% 16.5% 16.6% 16.8% 16.7% 1.6% 2.2% 3.7% 4.4% 5.9% 6.2% 6.2% 6.2% 6.3% 6.8% 6.7% 6.8% 6.9% 6.9% 7.0% 7.0% 7.0% 7.2% 7.3% 7.6% 7.7% 7.8% 7.9% $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% ($ millions)M arg in % Gross Margin Operating Income Gross Margin % Operating Margin % Margin Expansion 10 Our gross and operating margins have continued to expand driven by increased sales volume, leveraging our fixed costs and strategic acquisitions *Calculated on TTM basis

RV Market

227 258 283 313 327 249 283 25 28 38 44 47 36 41 252 +13% 286 +12% 321 +11% 357 +5% 374  285 +14% 324  $187 +60% $300 +43% $430 +27% $548 +26% $691  $506 +33% $674 2011 2012 2013 2014 2015 9M-15 9M-16 Towable Shipments Motorized Shipments Patrick RV Sales RV Market Sales Growth 12 Patrick RV sales growth has outpaced industry growth for four consecutive years and remains strong through the first nine months of 2016 ($ in millions, shipments in thousands) Source: RVIA

RV Market

Drivers of Market Growth

Long-Term Market Growth

Industry Strength

- Retail shipments outpaced wholesale shipments in 2015 allowing for healthy dealer inventories
- 2015 wrapped up 6th consecutive year of wholesale unit shipment growth – 2016FY projected growth of 12%; Q3 YTD 2016 wholesale shipments grew 14%
- New innovative designs and products appealing to all age groups and attracting younger buyers
- Smaller units with lower price points reaching broader economic class of people

Economy

- Consumer confidence 97.9 avg. for 2015 compared to 86.8 avg. for 2014 – 2016 October YTD avg. 97.1
- 2016 October YTD average unemployment rate at ~4.9%
- Continued low fuel prices

Demographics

- One in ten vehicle-owning households between 50 and 64 own at least one RV
- 11,000 Baby Boomers are projected to turn 65 years old each day over the next 15 years – highest rate of RV ownership
- 70% of current RV owners plan to purchase another RV to replace their current unit, with over one-third planning a new purchase within the next 3 years

Lifestyle

- Culture shift toward outdoor activities being embraced by all population segments, from Boomers to Millennials
- More economical vacations with the typical RV family vacation being 27-62 percent less expensive than a traditional vacation
- Large segment of population, Millennials, embracing active and outdoor lifestyle
- 2015 saw 5% growth in new campers

Sources: The Conference Board; Bureau of Labor Statistics & U.S. Census Bureau; U.S. Energy Information Administration; KOA Camping Report 2016

PATRICK INDUSTRIES, INC.
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Industry Trends 14 9M-2016 Wholesale Shipments Travel Trailer 65% Fifth Wheel 19% Camping Trailer 2% Park Model 1% Class A 5% Class B & C 8% Towables 87% Motorized 13% RV Market  Wholesale shipment growth is up 14% through 9M-16  Led by travel trailers  Double digit growth every quarter this year  Shipment composition remains steady from prior year  Towables is 87% of the market  Motorized is 13% of the market Source: RVIA Wholesale Shipment Growth vs. Prior Year Q1 Q2 Q3 YTD Travel Trailer 15% 14% 21% 16% Fifth Wheel 0% 4% 17% 6% Camping Trailer 0% 12% 22% 10% Park Model (1%) (6%) (8%) (5%) Towables 11% 11% 20% 13% Class A 11% 6% (4%) 4% Class B & C 23% 23% 33% 26% Motorized 17% 16% 15% 16% Wholesale 11% 12% 19% 14%

Retail vs. Wholesale 15 RV Market Retail continues to be strong in 2016, up 9% for 9M-16, with wholesale units up 14% compared to prior year Growth of retail outpaced that of wholesale in 2015  Towable retail growth of 14% compared to wholesale shipment growth of 5%  Motorized retail growth of 15% compared to wholesale shipment growth of 8% 97.1 105.6 82.4 89.2 108.2 118.1 98.0 65.6 131.5 115.4 59.8 74.3 141.7 123.6 Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 Q3-16 RV Shipments Wholesale Retail Source: RVIA (shipments in thousands)

Content per Unit 16 RV Market $697 $1,002 $1,271 $1,488 $1,739 $2,085 $5,600  RV unit content increased 20% in Q3-16 vs. prior year  Driven by new products, extension growth, acquisitions, and market share gain  100% market share in existing products would yield an estimated $5,600 RV content per unit *Calculated on TTM basis

173 163 203 228 +21% 259 247 248 255 293 +24% 321 300 257 311 321 370 384 +22% 391 353 237 166 242 252 286 321 357 374 418 RV Wholesale Unit Shipments Consumer Confidence RV Annual Shipments 476 Industry Outlook 17 Gulf War 9/11 Attacks Residential Housing Crisis It is our belief that trended shipment levels indicate that there continues to be potential for future growth based on the depth of the last cycle, current demographic indicators, and overall economic conditions. Additionally, average shipment increases over each of the last prior peaks point to an extended runway and the next potential peak at over 476,000 units. (shipments in thousands) +22% RV Shipments Source: 1990 – 2015 RVIA; 2016F – 2020F Company Estimates RV Market

MH Market

Sales Growth 19 MH Market  50 +1% 50 +3% 52 +6% 55 +10% 60 +7% 64 +10% 71  52 +14% 60  $79 +0% $79 -6% $74 +15% $85 +12% $95 +14% $109 +18% $129  $92 +25% $115 2009 2010 2011 2012 2013 2014 2015 9M-15 9M-16* Wholesale Units Patrick MH Sales Patrick MH sales growth has outpaced industry growth for four consecutive years, and remains strong through the first nine months of 2016 ($ in millions, shipments in thousands) *Company estimate for September 2016

Market Conditions & Consumer Trends 20  Approximately 9 million households with 22 million people living in manufactured homes (9% of nation’s single family housing stock)  Affordable form of home ownership:  Average structure cost per sq. ft. (2015): $47.55 (MH) vs. $100.65 (single family home)  Average MH retail price (2015): $68,000 for 1,430 sq. ft. (home only)  Flexible production process allows for more custom features at lower cost:  Multiple exterior options and interior floor plans available  Energy efficient materials, green and alternative energy home designs  Built with precision – three layers of quality oversight nationally administered by HUD  Engineered for wind safety and energy efficiency based on geographic region in which homes are sold  Appreciate in value as with other forms of housing  Typical financing terms for MH loans on new homes:  5 – 20% down payment (based on inclusion of land in financing)  15 – 30 year loan terms – based on credit profile, home size, and loan type Source: Manufactured Housing Institute (MHI) MH Market

Market Indicators 21 Long- Term Market Growth Quality credit standards Number of aging “Baby Boomers” Tax incentives Alternative housing availability Consumer Demand Financing/ credit availability Dealer and manufacturer inventory levels Affordability and quality Consumer confidence Drivers of Consumer Demand Market Growth  Opportunity for moderate year-over-year growth; limited downside risk in near-term if volumes maintain historical relationship with new housing starts  Unit shipments have averaged about 10% of single-family housing starts over the last 10 years  Potential gain from the recalibration of quality credit standards, job growth, and the significant number of consumers in transitional housing and most likely to return to more permanent housing  Driving forces within the MH industry: technological advances, evolutionary designs, and a focus on delivering quality homes that families can afford Source: Manufactured Housing Institute (MHI) MH Market

Content per Unit 22 MH Market $1,500 $1,498 $1,599 $1,614 $1,820 $1,911 $6,200  MH unit content increased 5% in Q3-16 vs. prior year  Driven by new products, extension growth, acquisitions, and market share gain  100% market share in existing products would yield an estimated $6,200 MH content per unit *Calculated on TTM basis

193 168 131 131 147 118 96 82 50 50 52 55 60 64 71 80 MH Wholesale Unit Shipments Industry Outlook 23 Source: 1990-2015: Manufactured Housing Institute (MHI); 2016F Company Estimate The MH industry continues to perform at historical lows reflecting the residual impacts from the residential housing market crash including tight credit standards and lending. We believe, however, that there is pent up demand being created and significant upside potential for this market based on current demographic trends including multi-family housing capacity and improving credit and financing conditions, among other factors. Residential Housing Crisis Restricted MH and Residential Housing Credit & Lending Conditions (shipments in thousands) Needs updating MH Marke

Industrial Market

Sales Growth 25 Industrial Market  554 +6% 587 +4% 609 +28% 781 +18% 925 +8% 1,003 +11% 1,112  853 +4% 884  $40 -4% $39 +19% $46 +13% $52 +33% $70 +13% $79 +28% $101  $75 +46% $109 2009 2010 2011 2012 2013 2014 2015 9M-15 9M-16 Residential Housing Starts Patrick Industrial Sales Patrick industrial sales growth has outpaced industry growth for three consecutive years and remains strong through the first nine months of 2016 ($ in millions, housing starts in thousands) -14% -23% -4% +5% -1% +10% +12% non-res construction spend (commercial), YoY chg. +10% +12% Source: U.S. Census Bureau

Industry Conditions 26 Industrial Market Residential Housing 50% Commercial & Institutional Fixtures 50% Q3-2016 Sales Composition  Approximately 50% of the Company’s industrial revenue base is tied directly to the residential housing market (new construction and remodel)  Our sales to the industrial market generally lag new residential housing starts by six to nine months  Patrick has targeted certain sales efforts towards industrial market segments less tied to new single and multi-family home construction, including the retail fixture, office, medical, institutional furnishings, and countertop markets Sources: New Housing Starts - U.S. Census Bureau; Existing Home Sales – National Association of Realtors 554 587 609 781 925 1,003 1,112 4,340 4,190 4,260 4,660 5,090 4,940 5,250 3,900 4,100 4,300 4,500 4,700 4,900 5,100 5,300 5,500 400 500 600 700 800 900 1,000 1,100 1,200 Existing Hom e Sales (000's)Ne w Ho us ing S ta rts (0 00 's) Growth in Housing Market Driving Demand New Housing Starts Existing Home Sales

Industry Outlook 27  The residential housing market appears to have begun its recovery  NAHB is forecasting annual unit growth of:  3% for 2016  10% for 2017  9% for 2018 Source: 1990-2015: U.S. Census Bureau; 2016F-2018F: NAHB (as of October 28, 2016) (housing starts in thousands) Industrial Market 1,603 1,705 1,848 1,956 2,068 1,801 1,355 906 554 587 609 781 925 1,003 1,112 1,143 1,258 1,365 +3% +10% +9%

Strategy Execution

Debt Reduction and Leverage Position Capital Allocation Strategy 29 Acquisitions Geographic and Product Expansion Stock Buyback Program Investments in Infrastructure and Capital Expenditures Our capital allocation strategy is centered around the utilization of our leverage and capital resources to grow the business model

 Debt increased $239 million from 2010 to Q3 2016 with $483 million invested in capital allocation strategy over that time period  Leverage position relative to EBITDA remains just under 2x Capital Allocation 30 ($ in millions) $42 $281 $391 $45 $47 ($244) 2010 Beginning Debt Acquisitions Capital Spending Stock Buybacks Debt Payments Q3 2016 Ending Debt

Acquisition Strategy Target Organizations Solid management teams Strong customer & supplier relationships & operational talent High quality product lines Strong growth potential Strategic value proposition Diversification Allow creative entrepreneurial spirit to continue to thrive Provide capital, administrative & operational support where needed Adjacent markets to further leverage core manufacturing & distribution capabilities and diversify end market exposure Acquisition Profile Disciplined approach - evaluating/ exploring small & large candidates with long-term strategic value Broad scale of candidates in pipeline - annualized revenues of $10MM to $60MM Goals Introduce new, innovative product lines complementary to core competencies Cross sell extensive product catalog to customer base Increase content per unit Leverage management capabilities Grow top and bottom line results and EPS 31

2010 Acquisition Highlights 2014 Acquisition Highlights • 2 companies • 7 companies • $6MM aggregate purchase price • $72MM aggregate purchase price • $22MM annualized sales • $126MM annualized sales • Primarily RV market-based • Primarily RV market-based 2011 Acquisition Highlights 2015 Acquisition Highlights • 3 companies • 4 companies • $7MM aggregate purchase price • $146MM aggregate purchase price • $26MM annualized sales • $233MM annualized sales • Primarily RV & Industrial market-based • Primarily RV market-based 2012 Acquisition Highlights 2016 Acquisition Highlights • 4 companies • 6 companies • $30MM aggregate purchase price • $113MM aggregate purchase price • $80MM annualized sales • $146MM annualized sales • Primarily RV market-based • RV, MH & Industrial market-based 2013 Acquisition Highlights • 3 companies • $17MM aggregate purchase price • $42MM annualized sales • Primarily RV market-based Acquisition Summary by Year 32  $88MM in average revenues acquired from 2010-2015  $134MM average revenues acquired the past 3 years 2013-2015  $146MM in annualized revenues acquired thus far in 2016

Northeast • Softw oods • Fiberglass • Solid Surface • Hardw ood Products • Slotw all Products Southeast • Lamination • Fiberglass • Solid Surface Texas • Softw oods • Hardw ood Products • Industrial Southern California • Softw oods • Paint • Solid Surface • Hardw ood Products • Pressed Products Pacific Northwest • Lamination • Aluminum • FRP • Fiberglass • Paint • Solid Surface • Hardw ood Products • Pressed Products • Industrial • Interior Doors 33 Geographic & Product Expansion Focus on expansion opportunities with $160MM potential, while minimizing any potential risks or pitfalls

Capital Expenditures 34 We will continue to invest in our infrastructure to drive enterprise wide efficiency and flex our capital spend when necessary to align with our demand levels ($ in millions) $0.3 $1.4 $2.4 $7.9 $8.7 $6.5 $8.0 $15.0 2009 2010 2011 2012 2013 2014 2015 2016F 2016 Capital Spending is focused on:  New Product / Process / Advanced Automation  Geographical Expansion  Cost Reduction  Quality / Maintenance

Stock Buyback 35 388 223 - - 142 117 258 196 - - 423 71 40 - $63.09* $9.18 $9.95 $9.95 $9.95 $9.95 $12.97 $14.95 $17.73 $19.38 $19.38 $19.38 $24.41 $25.04 $25.47 $25.47 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14 Q2-14 Q3-14 Q4-14 Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 Q3-16 $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 Sto ck Bu yb ac k ( 00 0's ) Stock Price Incremental Shares Repurchased Cumulative Shares Repurchased Avg. Close Share Price Cumulative Avg. Price of Share Buyback *Quarterly average closing stock price  The 2013 Repurchase plan has been fully executed  Total of 1,817,313 shares repurchased at an average share price of $25.04 for a total cost of $45.5 million  The 2016 Repurchase plan approved in January 2016  Total of 40,102 shares repurchased at an average share price of $44.93 for a total cost of $1.8 million

$28.93 $43.98 $19.29 $29.32 $43.50 $57.35 12/31/13 12/31/14 12/31/15 10/31/16 Pre-Stock Split Close Price Post-Stock Split Close Price Stock Performance 36 As of October 31, 2016, our split-adjusted closing stock price was $57.35, approximately 130% of our pre-split closing stock price of $43.98 on December 31, 2014, and generating a 96% total shareholder return over that time period Split Adjusted Stock Performance Source: NASDAQ

37 PATK Highlights Added to the SmallCap 600 Index •Effective close of trading August 18th 45 Year Anniversary •Nasdaq Stock Exchange Listing - July 29, 1971 Ranked #41 - Fortune 100’s Fastest Growing Companies •Fortune Magazine 2016 2016 Indiana Public Company of the Year Award Winner •Award presented at INVEST Indiana conference luncheon September 15th (Indianapolis)

Why Patrick Industries 38 • Approximately $17 billion addressable expanding RV & MH markets • Emerging industrial and housing market Markets • Continuously expanding product and company portfolio through organic growth and growth through acquisitions • Execution of strategic plan and balanced capital allocation strategy Business Model • Team driven by performance-oriented culture with continuous improvement focus on driving margins and profitability • Strong relationships with broad array of customers Leadership • High variable cost concentration-based operating structure providing ability to maximize levers to manage through business cycles Operations • Strong financial performance focusing on revenue and earnings growth while maintaining a healthy balance sheet and delivering free cash flow Financial Performance • Management focus on increasing shareholder value • Returning capital to shareholders is strategic part of capital allocation strategy Shareholder Returns

Appendix

Balance Sheet Strength 40 We expect and continue to utilize our leverage for strategic acquisitions, followed shortly thereafter by an accelerated deleverage cycle based on strong operating cash flows. We are confident in our ability to size the business model according to the revenue stream based on our high variable cost mix. 0.0 1.0 2.0 3.0 4.0 5.0 Leverage Position Trend $30MM of Acquisitions $17MM of Acquisitions $72MM of Acquisitions $146MM of Acquisitions $113MM of Acquisitions

Currency USD 0 100,000 200,000 300,000 400,000 500,000 600,000 700,000 0.00 10.00 20.00 30.00 40.00 50.00 60.00 70.00 80.00 Jan-16 Feb-16 Mar-16 Apr-16 May-16 Jun-16 Jul-16 Aug-16 Sep-16 Oct-16 Patrick Stock Price and Volume Volume Price Close Shareholder Value 41  Patrick had approximately 15.3 million shares outstanding and a market capitalization of approximately $880 million as of October 31, 2016 Earnings Release Acquisitions General Information as of: 10/31/2016 Patrick Industries Inc Price 57.35 Volume 130,517 52 Week High 69.53 52 Week High Date 7/28/2016 52 Week Low $29.28 52 Week Low Date 2/9/2016 Price % Change - 52 Weeks 41.33 Market Capitalization (Million) 878.91 Shares Outstanding (Million) 15 * *Trade volume for 08/17/16 and 08/18/16 was approximately 0.9MM shares and 2.0MM shares, respectively, reflecting the announcement on 08/16/16 of the addition of PATK to the S&P SmallCap 600 Index effective with the close of trading on 08/18/16, and the impact of a stock upgrade by CL King & Associates (analyst coverage firm) on 08/17/16.

Date Completed Business Net Purchase Price Annualized Sales* Segment Industry Products 01/2010 Quality Hardwoods Sales $2.0 MM $2 MM Manufacturing RV Cabinet Doors 08/2010 Blazon International Group $3.8 MM $20 MM Distribution RV & MH Wiring, electrical, plumbing, and other building products 06/2011 The Praxis Group $0.5 MM $4 MM Distribution RV Painted countertops, foam products, and furniture products 09/2011 A.I.A. Countertops, LLC $5.5 MM $20 MM Manufacturing RV & Industrial Solid surface countertops, backsplashes, tables, and signs 12/2011 Infinity Graphics (formerly Performance Graphics) $1.3 MM $2 MM Manufacturing RV & Industrial Designer, producer, and installer of exterior graphics 03/2012 Décor Mfg., LLC $4.3 MM $17 MM Manufacturing RV Laminated and wrapped products 07/2012 Gustafson Lighting $2.8 MM $12 MM Distribution RV Interior and exterior lighting products, ceiling fans and accessories 09/2012 Creative Wood Designs, Inc. $3.0 MM $18 MM Manufacturing RV Hardwood furniture including interior hardwood tables, chairs, and dinettes 10/2012 Middlebury Hardwood Products, Inc. $19.8 MM $33 MM Manufacturing RV, MH & Industrial Hardwood cabinet doors and other hardwood products Acquisition Summary 42 *Projected Annualized Sales as of the acquisition date

Date Completed Business Net Purchase Price Annualized Sales* Segment Industry Products 09/2013 Frontline Mfg., Inc. $5.2 MM $15 MM Manufacturing RV, MH & Industrial Fiberglass bath fixtures including tubs and showers 09/2013 Premier Concepts, Inc. $2.6 MM $10 MM Manufacturing RV, MH & Industrial Solid surface countertops 09/2013 West Side Furniture $8.7 MM $17 MM Distribution RV Recliners, mattresses, other furniture products 06/2014 Precision Painting Group $16.0 MM $28 MM Manufacturing RV Exterior full body painting 06/2014 Foremost Fabricators, LLC $45.4 MM $75 MM Manufacturing & Distribution RV Fabricated aluminum products, fiber reinforced polyester (FRP) sheet & coil 09/2014 PolyDyn3, LLC $1.3 MM $2.5 MM Manufacturing RV Fabricated simulated wood and stone products 11/2014 Charleston Corporation $9.5 MM $20 MM Manufacturing RV Fiberglass and small plastic components Acquisition Summary 43 *Projected Annualized Sales as of the acquisition date

Acquisition Summary

Date Completed	Business	Net Purchase Price	Annualized Sales*	Segment	Industry	Products
02/2015	Better Way Partners, LLC	$40.5 MM	$50 MM	Manufacturing	RV	Fiberglass components
05/2015	Structural Composites of Indiana, Inc.	$20.1 MM	$18 MM	Manufacturing	RV, Marine & Industrial	Fiberglass front and rear caps and roofs and other specialty fiberglass components
09/2015	North American	$85.0 MM	$165 MM	Manufacturing	RV, MH & Industrial	Profile wraps, custom mouldings, laminated panels, raw/processed softwood products, trusses, industrial packaging materials
02/2016	Parkland Plastics	$25.0 MM	$30 MM	Manufacturing	RV & Industrial	Polymer-based products including wall panels, lay-in ceiling panels, coated & rolled floors, protective moulding
03/2016	The Progressive Group	$11.0 MM	$23 MM	Distribution	RV & Industrial	Electronics
05/2016	Cana Cabinetry	$16.8 MM	$18 MM	Manufacturing	MH & Industrial	Custom cabinetry including hardwood and MDF doors, door fronts and mouldings
06/2016	Mishawaka Sheet Metal	$14.0 MM	$28 MM	Manufacturing	RV & Industrial	Fabricated aluminum products, aluminum alloys, galvanized and hot rolled steel in common gauges and pattern sizes
07/2016	L.S. Manufacturing, Inc.	$11.0 MM	$12 MM	Manufacturing	RV & Industrial	Thermoformed plastic parts and components, including shower surrounds/bases
07/2016	BH Electronics, Inc.	$35.0 MM	$35 MM	Manufacturing	Marine	Thermoformed dash panel assemblies, center consoles and trim panels, electrical systems

*Projected Annualized Sales as of the acquisition date

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Patrick Product Lines – RV Interior



Closet Hardware
Closet & Passage Doors
Electronics
Lighting
Mattresses
Vanity Mirrors
Drawer Fronts & Sides
Fiberglass Bath Fixtures & Shower Doors
Microwaves
Kitchen & Bath Faucets & Sinks
Laminate & Ceramic Flooring
Countertops
Backsplashes
Cabinet Doors
Laminated Panels & Printed Vinyl
Furniture
Speakers
Cabinet Hardware
Under Cabinet Lighting
Tile
Dinettes, Tables & Chairs
Window Trim
Slide trim – foam, hardwood, wrapped
Hardwood Accessories

Additional Supplied Products:

- Exit Lighting
- Ceiling Fans
- Power Cords & Inlets
- RV Tank Heater Pads
- Fire Extinguishers
- Electric Fireplaces
- Wiring, Electrical & Plumbing Products
- Inverters
- Tire Pressure Monitors
- Electrical Switches, Receptacles, and Outlets
- RV Transfer Switches
- Battery Selector Switches
- Cut to size, boring, foiling & edge-banding
- Flooring Adhesive
- Instrument Panel
- Made-to-order laminated products including vinyl, paper, veneers and high pressure laminates (HPL)

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Patrick Product Lines – RV Exterior



Front and Rear Caps
Bow Trusses
Exterior Speakers
StarRV
RV Power Cords & Inlets
Aluminum & FRP Side Walls
Laminated Side Walls
Motion Sensing Lights
Paint & Paint Mask
LED Lighting

Additional Product Lines:

- Softwoods
- Full Body Paint
- Aluminum Gauges
- Steel Gauges
- Mill Finish & Pre- Painted Aluminum and Steel
- Slit & Embossed Steel
- FRP Coil & Sheet

RV Grills & Accessories



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Patrick RV Products Growth Potential



Insulation
Exterior Mirrors
Gauges
Appliances
Roofing
Heating, Ventilating, Air Conditioning
Window Coverings
Toilets/Plumbing
Holding Tanks
Dashboards & Components
Windshield Wipers
Water Heaters
Captains Chairs
Carpeting
Bedding
Hardware
Rolled Flooring
Aluminum Framing
Tires & Rims

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Patrick Product Lines – MH



Kitchen & Bath Faucets & Sinks
Fiberglass Bath Fixtures & Shower Doors
Gypsum (Drywall & Drywall Finishing Products)
Wrapped Profile Moldings
Plumbing Products
Siding
Interior & Exterior Decorative Lighting Fixtures
Trusses
Ceiling Fans
Shingles
Interior Passage Doors
Backsplashes
Medicine Cabinets
Electronics
Printed Vinyl
Countertops
Tile
Recessed Lighting
Under Cabinet Lighting
Fluorescent Lighting
Laminate & Ceramic Flooring
Wiring/Electrical Products
Microwaves
Cabinet Doors & Components

- Ventilation System & Ridge Cap
- Felt Paper
- Ice & Water Protection
- Drip Edge
- Flashing
- Roofing Membrane
- Soffit & Fascia

Additional Supplied Products:

- Building Arches
- Closet Organization Products
- Sealants
- Innovative Lighting
- Electrical Components
  - Panels/Breakers
  - Outlet Boxes
  - Switches/Receptacles
- Fireplaces and Surrounds
- Made-to-order laminated products including vinyl, paper, veneers and high pressure laminates (HPL)
- Cut to size, boring, foiling & edge-banding
- Solid Surface, Granite and Quartz Fabrication
- Flooring Adhesive
- Tables & Signs
- Roof Trusses

PATRICK INDUSTRIES, INC.
48

Patrick MH Products Growth Potential 49 Composite Decking Carpet & Carpet Pad Hardware Alternative Roofing Insulation Lumber Windows Additional Supplied Products: • Water Heaters • Appliances • Toilets/Plumbing • HVAC Solar Panels Brackets/Braces & Hardware